Exhibit 10.37

EXECUTION VERSION

AMENDMENT NO. 8 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of April 5, 2017 (this “Amendment”), among Dunlap Funding LLC, a Delaware limited liability company (the “Borrower”), Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”), each Agent party hereto (each, an “Agent” and collectively, the “Agents”) and Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”).

WHEREAS, the Borrower, the Collateral Agent, each Lender party thereto, each Agent party thereto and the Administrative Agent are party to the Loan Financing and Servicing Agreement, dated as of December 2, 2014 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Reinsurance Group of America, Incorporated (“RGA”) is joining the Loan Agreement as an Agent and a Lender; and

WHEREAS, the Borrower, the Administrative Agent, the Lenders, the Agents and the Collateral Agent have agreed to amend the Loan Agreement in accordance with Section 17.2 of the Loan Agreement and the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a) by deleting the third sentence in Section 2.8 in its entirety and inserting the following in lieu thereof:

“In the event any Lender reduces its Commitment (with the consent of the Borrower) concurrently with any other Lender increasing its Commitment (including the amount of a new Commitment by a new Lender), such reducing Lender shall pay an upfront fee to such increasing Lender in an aggregate amount equal to the product of (x) 0.50%, (y) the ratio equal to (A) the number of days from the date on which such Lender’s Commitment was reduced until the end of the Revolving Period on such reduction date divided by (B) the number of days from the Fourth Amendment Effective Date to the end of the Revolving Period and (z) the amount of such reduction of such Lender’s Commitment.”

(b) by inserting the following contact information on Annex A of the Loan Agreement:

“REINSURANCE GROUP OF AMERICA, INCORPORATED,

as an Agent and as a Committed Lender

16600 Swingley Ridge Road

Chesterfield, MO 63017

Attention: Trade Operations

Phone: (636) 736-8080

Facsimile No.: (636) 736-8480

Email: TradeOps@rgare.com”

(c) by deleting Annex B in its entirety and inserting the following in lieu thereof:

Lender	Class A-1 Commitment	Class A-2 Commitment
Deutsche Bank AG, New York Branch	$225,000,000	$0
Pioneers Gate LLC	$0	$75,000,000
Reinsurance Group of America, Incorporated	$0	$50,000,000

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon:

(a) the execution and delivery of this Amendment by each party hereto; and

(b) all fees (including reasonable fees and out-of-pocket, documented expenses of counsel) due to the Lenders on or prior to the effective date of this Amendment have been paid in full.

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ARTICLE IV

Representations and Warranties

SECTION 4.1. The Borrower hereby represents and warrants to the Administrative Agent that, as of the date first written above, (i) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DUNLAP FUNDING LLC, as Borrower

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

[Eighth Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Steven Flowers
Name: Steven Flowers
Title: Vice President

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

[Eighth Amendment to LFSA]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as Collateral Custodian

By:	/s/ Philip Dean
Name: Philip Dean
Title: Vice President

[Eighth Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:	/s/ Steven Flowers
Name: Steven Flowers
Title: Vice President

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

[Eighth Amendment to LFSA]

PIONEERS GATE LLC, as an Agent and as a Committed Lender

By:	20 Gates Management LLC, its Managing
Agent

By:	/s/ Mark Golombeck
Name: Mark Golombeck
Title: Managing Director

[Eighth Amendment to LFSA]

REINSURANCE GROUP OF AMERICA, INCORPORATED, as an Agent and as a Committed Lender

By:	/s/ Christopher Quollen
Name: Christopher Quollen
Title: VP, Portfolio Management

[Eighth Amendment to LFSA]